UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. [    ] )

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☒	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

RIDGEWORTH FUNDS

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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RIDGEWORTH FUNDS

RIDGEWORTH LARGE CAP CORE GROWTH STOCK FUND

3333 PIEDMONT ROAD, SUITE 1500

ATLANTA, GA 30305

January 9, 2013

Dear Shareholder:

On behalf of the Board of Trustees of RidgeWorth Funds (“Board”), we are pleased to invite you to a Special Meeting of holders of A Shares of the RidgeWorth Large Cap Core Growth Stock Fund (the “Fund”) to be held at 3:00 p.m. Eastern time, on February 11, 2013 at the offices of RidgeWorth Funds, 3333 Piedmont Road, Suite 1500, Atlanta, Georgia (the “Meeting”).

On November 15, 2012, and supplemented by written consent dated December ##, 2012, the Board approved the reorganization of the Fund into the RidgeWorth Large Cap Growth Stock Fund (the “Acquiring Fund”), a separate series of the Trust.

As part of this reorganization, the Board is recommending that A Shares of the Fund be merged into A Shares of the Acquiring Fund. While the A Shares of the Acquiring Fund has lower total expenses, the 12b-1 fee of the Acquiring Fund is higher than that of the Fund. Therefore, you will be asked to approve an amendment to the Distribution and Service Plan for A Shares due to the difference in the 12b-1 fee of the A Shares of the Fund and of the A Shares of the Acquiring Fund.

Shareholders of the Fund may also be asked to transact such other business, not currently contemplated, that may properly come before the Meeting or any adjournments thereof in the discretion of the proxies or their substitutes.

The details of the proposed change are set forth in the proxy statement which accompanies this letter. We encourage you to read it thoroughly. In addition, we have included a list of commonly asked questions and answers on the next page.

Most shareholders cast their votes by telephone or via the internet. PLEASE REFER TO YOUR PROXY CARD for simple instructions on how to vote by telephone, mail or the internet.

YOUR VOTE IS IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES YOU OWN. In order to conduct the Meeting, a majority of shares must be represented in person or by proxy vote. Please vote promptly. It is important that your vote be received by the close of business on February 8, 2013 if you vote by mail or by midnight on February 10, 2013 if you vote by telephone or internet

We thank you for your continued confidence and support of the RidgeWorth Funds.

Sincerely,

/s/ Julia Short
Julia Short
President
RidgeWorth Funds

QUESTIONS & ANSWERS

FOR THE SPECIAL MEETING OF SHAREHOLDERS OF A SHARES

RIDGEWORTH LARGE CAP CORE GROWTH STOCK FUND

Q.	Why is the Board of Trustees proposing this change to the Fund’s 12b-1 fee?

A.	On November 15, 2012, the Board of Trustees of the RidgeWorth Large Cap Core Growth Stock Fund (the “Fund”) approved the reorganization of the Fund with and into the Large Cap Growth Stock Fund (“Acquiring Fund”) (collectively, the “Funds”) and determined it to be in the best interests of the Funds’ shareholders. The Funds have the same primary investment objective of capital appreciation and identical fundamental and non-fundamental investment limitations.

On the effective date of the Reorganization you will receive A Shares of the Acquiring Fund that are equal in value to the shares of the Fund that you held immediately prior to the closing of the Reorganization and will become a holder of A Shares of the Acquiring Fund. Since A Shares of the Acquiring Fund bear a higher 12b-1 fee than A Shares of the Fund, shareholders will be asked to approve the increase in the 12b-1 fee applicable to them. The Board has approved the Reorganization based on operational matters and potential intermediary and shareholder impacts, including the fact that the total expenses of the Acquiring Fund’s A Shares are expected to be less than the total expenses of the Fund’s A Shares (assuming completion of the Reorganization). Pro forma fee and expense information is included in this Proxy Statement for your reference.

Q.	What am I being asked to vote on?

A.	You are being asked to approve an amendment to the Distribution and Service Plan for A Shares (the “A Shares Plan”) due to the difference in the Funds’ 12b-1 fees. The change in the Fund’s 12b-1 fee will be effective upon the completion of the reorganization. The Fund’s current 12b-1 fee for A Shares is 0.25%. To align the Funds’ 12b-1 fees before the reorganization, the Fund’s proposed 12b-1 fee for A Shares is 0.30% with a maximum 12b-1 fee of 0.35%.

Q.	Are there any other differences between the Funds?

A.	The primary difference between the Funds is that the Fund has a “core” tilt. Additionally, there are some differences in the Funds’ principal investment strategies – for example, the Fund defines large-capitalization companies to be companies with market capitalizations similar to those of companies in the S&P 500 Index. The Acquiring Fund defines such market capitalizations using the Russell 1000 Growth Index. The most recent quarterly data and other information for the Acquiring Fund can be accessed at www.ridgeworth.com/funds/large-cap-growth-stock.

Q.	Will the portfolio management change?

A.	No. Christopher Guinther, Joe Ransom, Michael Sansoterra, and Sandeep Bhatia manage both Funds today, and will remain as the portfolio managers of the Acquiring Fund. The investment strategy of the Acquiring Fund will remain the same.

Q.	Are there any financial impacts to shareholders?

A.	Total annual operating expenses for Fund shareholders after the reorganization are expected to be reduced overall. The current 12b-1 fee for A Shares of the Fund is 0.25%, while the current authorized 12b-1 fee for A Shares of the Acquiring Fund is 0.30% with a maximum 12b-1 fee of 0.35%. The reorganization is also expected to be free from federal income taxes to current shareholders in both Funds.

Q.	Is a shareholder proxy necessary?

A.	Yes, but only for shareholders of A Shares of the Fund. Such shareholders that own the Fund as of December 17, 2012 will be asked to vote on the proposal.

Q.	What happens if the amendment to the A Shares Plan to increase the Rule 12b-1 fee is not approved?

A.	If the amendment to the A Shares Plan to increase the 12b-1 fee applicable to holders of A Shares of the Fund is not approved by shareholders, the Board of Trustees of the Trust will consider alternative courses of action.

Q.	Who can vote?

A.	All holders of A Shares of the Fund as of December 17, 2012 are eligible and entitled to vote.

Q.	How does RidgeWorth Funds’ Board of Trustees recommend that I vote?

A.	After careful consideration, the Board of Trustees of RidgeWorth Funds unanimously recommends that you vote “FOR” the proposal.

Q.	How can I vote?

A.	You may vote in person, by mail, telephone or internet. Please refer to the instructions on the next page for information regarding voting. If your proxy is properly returned by mail by the close of business on February 8, 2013, or you vote by telephone or internet by midnight on February 10, 2013, your proxy will be voted in accordance with your instructions. If a proxy card is not marked to indicate voting instructions but is signed, dated and returned, it will be treated as an instruction to vote the shares “FOR” the proposal.

Q.	Who should I call with questions about this proxy?

A.	If you have any questions regarding this proxy, please contact your financial intermediary or the RidgeWorth Funds directly at 1-888-784-3863.

PLEASE VOTE THE ENCLOSED PROXY CARD.

YOUR VOTE IS IMPORTANT!

For your convenience, there are three ways to vote.

VOTE BY MAIL

1.	Read the accompanying proxy statement.

2.	Check the appropriate box on the proxy card.

3.	Sign and date the proxy card.

4.	Return the proxy card in the envelope provided.

VOTE BY TELEPHONE

It’s fast, convenient, and your vote is immediately confirmed and posted.

1.	Read the accompanying proxy statement and have the proxy card at hand.

2.	Call the toll-free number that appears on your proxy card.

3.	Enter your control number located on your proxy card.

4.	Follow the simple recorded instructions.

VOTE BY INTERNET

It’s fast, convenient, and your vote is immediately confirmed and posted. Additionally, you can receive all future materials by internet.

1.	Read the accompanying proxy statement.

2.	Go to www.proxyvote.com.

3.	Enter your control number located on your proxy card.

4.	Follow the simple instructions.

BENEFITS OF TELEPHONE AND INTERNET VOTING:

•	Immediate voting results.

•	Voting 7 days a week, 24 hours a day until the Meeting and until midnight EST the day before the Meeting.

DO NOT RETURN YOUR PROXY VOTING CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET

RIDGEWORTH FUNDS

RIDGEWORTH LARGE CAP CORE GROWTH STOCK FUND

3333 PIEDMONT ROAD, SUITE 1500

ATLANTA, GA 30305

Notice of Special Meeting of Shareholders

To be held on February 11, 2013

Notice is hereby given that a Special Meeting of Shareholders of A Shares of the RidgeWorth Large Cap Core Growth Stock (the “Fund”), a series of RidgeWorth Funds (the “Trust”), will be held at the offices of RidgeWorth Funds, 3333 Piedmont Road, Suite 1500, Atlanta, Georgia 30305 on February 11, 2013 at 3:00 p.m. Eastern time (the “Meeting”). On November 15, 2012, and supplemented by written consent dated December ##, 2012, the Board approved the form of Plan of Reorganization (the “Plan”) of the Fund into the RidgeWorth Large Cap Growth Stock Fund (the “Acquiring Fund”), a separate series of the Trust. As part of this reorganization, the Board is recommending that A Shares of the Fund be merged into A Shares of the Acquiring Fund. The Meeting is being called for the purpose of considering the proposal set forth below and to transact such other business as may be properly brought before the Meeting.

Proposal:	To approve an Amendment to the Distribution and Service Plan for A Shares to increase the 12b-1 fee applicable to A Shares of the Fund.

The Board of Trustees of the Trust unanimously recommends that you vote in favor of the proposal, which is described in the attached proxy statement.

Shareholders of record as of the close of business on December 17, 2012 are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

Shareholders are requested to execute and return promptly the accompanying proxy card, which is being solicited by the Board of Trustees of the Trust. You may execute the proxy card by one of the three methods described in the proxy card. Returning the proxy card is important to ensure a quorum at the Meeting. Proxies may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person. Do not return the proxy voting card if you are voting by telephone or internet. It is important that your vote is received by the close of business on February 8, 2013 if you vote by mail or by midnight on February 10, 2013 if you vote by telephone or internet.

Sincerely,

/s/ Julia Short
Julia Short
President
RidgeWorth Funds

Dated: January 9, 2013

RIDGEWORTH FUNDS

RIDGEWORTH LARGE CAP CORE GROWTH STOCK FUND

3333 PIEDMONT ROAD, SUITE 1500

ATLANTA, GA 30305

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

February 11, 2013

This proxy statement is furnished by the Board of Trustees (the “Board”) of RidgeWorth Funds (the “Trust”) in connection with the solicitation of proxies for use at the special meeting of holders of A Shares of the RidgeWorth Large Cap Core Growth Stock Fund (the “Fund”), a series of the Trust, to be held on February 11, 2013, at 3:00 p.m. Eastern time, or at any adjournment thereof, at the offices of the Trust, 3333 Piedmont Road, Suite 1500, Atlanta, Georgia 30305 (the “Meeting”). It is expected that the Notice of Meeting, this proxy statement, and proxy card will be mailed to shareholders on or about January 9, 2013.

Summary

At the Meeting, holders of A Shares of the Fund will be asked to vote on the following proposal and to transact such other business as may properly be brought before the Meeting:

Proposal:	To approve an Amendment to the Distribution and Service Plan for A Shares to increase the 12b-1 fee applicable to A Shares of the Fund.

If you do not expect to be present at the Meeting and wish your shares to be voted, please vote your proxy by mail allowing sufficient time for the proxy to be received on or before the close of business on February 8, 2013, or by telephone or internet until midnight on February 10, 2013. If your proxy is properly returned by that date, shares represented by your proxy will be voted at the Meeting in accordance with your instructions. However, if no instructions are specified on the proxy with respect to the proposal, the proxy will be voted FOR the approval of the proposal and in accordance with the judgment of the persons appointed as proxies upon any other matter that may properly come before the Meeting. Shareholders may revoke their proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Trust, by delivering a subsequently dated proxy, or by attending and voting in person at the Meeting.

The close of business on December 17, 2012 has been fixed as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Meeting and any adjournment thereof. Each full A Share will be entitled to one vote at the Meeting and each fraction of an A Share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share. At the close of business on the Record Date, as shown on the books of the Trust, [#####] A Shares of the Fund were issued and outstanding.

Expenses

The expenses of the Meeting will be borne by RidgeWorth Capital Management, Inc., the Fund’s investment adviser (the “Adviser”). The solicitation of proxies will be largely by mail, but may include telephonic, internet or oral communication by officers and services providers of the Trust.

The Fund’s Semi-Annual Report for the period ended September 30, 2012 and the Annual Report for the fiscal year ended March 31, 2012 were previously furnished to shareholders. Shareholders may request an additional copy of the Semi-Annual Report or the Annual Report, which will be provided without charge, by writing to the Trust at P.O. Box 8053, Boston, MA 02266-8053, by calling 1-888-784-3863, or by accessing the Trust’s website at www.ridgeworth.com, or on the Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. A copy of this proxy statement is also available via the internet at the internet address provided on the proxy card.

PROPOSAL

APPROVAL OF AMENDMENT TO DISTRIBUTION AND SERVICE PLAN

Background

At its November 15, 2012 meeting, the Board, upon the recommendation of the Adviser, unanimously approved a proposal to reorganize the Fund into the RidgeWorth Large Cap Growth Stock Fund (the “Large Cap Growth Stock Fund” or “Acquiring Fund”). By written consent dated December [    ], 2012, the Board, upon the recommendation of the Adviser, unanimously approved a proposal that the holders of A Shares for the Fund be asked to approve an Amendment to the Distribution and Service Plan for A Shares to increase the 12b-1 fee for the Fund from 0.25% to 0.35%, with a currently authorized fee of 0.30%.

On the effective date of the reorganization, holders of A Shares of the Fund will receive A Shares of the Acquiring Fund that are equal in value to the shares of the Fund that they hold immediately prior to the closing of the Reorganization. The current 12b-1 fee for A Shares of the Fund is 0.25%, while the current authorized 12b-1 fee for A Shares of the Acquiring Fund is 0.30% with a maximum 12b-1 fee of 0.35%. The Board has approved the Reorganization based on operational matters and potential intermediary and shareholder impacts, including the fact that the total expenses of the Large Cap Growth Stock Fund’s A Shares are expected to be less than the total expenses of the Fund’s A Shares (assuming completion of the Reorganization).

Please note that, if for some reason the Reorganization is not completed as proposed, the 12b-1 fee for A Shares of the Fund will remain unaffected.

Expenses

To assist holders of A Shares of the Fund in understanding the effect of the proposed change in 12b-1 fee effective at the time of the Reorganization, the following table summarizes the expenses incurred by A Shares of the Fund and of the Acquiring Fund for the fiscal year ended March 31, 2012. It also reflects the pro forma fees and expenses of the combined Acquiring Fund as if the reorganization had occurred as of March 31, 2012. If the proposed new 12b-1 fee is approved and the reorganization is completed, then the total expenses you will incur as a shareholder of A Shares of the Acquiring Fund will be LESS than your total expenses currently incurred as a shareholder of A Shares of the Fund.

TABLE A - FEES AND EXPENSES

(Based on the fiscal year ended March 31, 2012,

without adjustments for changes in net assets and expenses)

	Large Cap Core Growth Stock Fund	Large Cap Growth Stock Fund	Combined Pro Forma Large Cap Growth Stock Fund:
Class A Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)[1]	5.75%	5.75%	5.75%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees[2]	0.70%	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	0.25%	0.30%	0.30%
Other Expenses	0.28%	0.22%	0.22%
Total Annual Fund Operating Expenses[3]	1.23%	1.22%	1.22%

[1]

The sales charge varies depending on how much you invest. You may buy Class A Shares in amounts of $1,000,000 or more at net asset value (without a front-end sales charge), but if you redeem those shares within one year of your purchase, you will pay a deferred sales charge of 1.00%.

[2]	Restated to reflect a decrease in management fees effective August 1, 2012
[3]	The Adviser and/or other service providers may voluntarily waive a portion of their fees in order to limit Total Annual Operating Expenses. These voluntary waivers may be discontinued at any time.

The following example illustrates the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that this proposal is approved. Although your actual costs may be higher or lower, the example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds:

	1 Year	3 Years	5 Years	10 Years
Large Cap Core Growth Stock Fund A Shares	$694	$945	$1,215	$1,985
Large Cap Growth Stock Fund A Shares	$693	$942	$1,210	$1,974

If shareholders approve the proposal, the proposed new 12b-1 fee for the A Shares of the Fund will be effective when the Reorganization is completed and the shareholder holds A Shares of the Acquiring Fund. If shareholders do not approve the proposal, the Board will consider alternative courses of action.

Distribution and Service Plan for A Shares

The Fund adopted a Distribution and Service Plan for A Shares (the “A Shares Plan”) on May 17, 2005 that allows the Fund to pay distribution and service fees for the sale and distribution of its shares, and for services provided to shareholders. The A Shares Plan was last amended on March 31, 2008. For A Shares, the Fund’s distribution plan authorizes payment of up to the 0.25%.

The Trust has adopted the A Shares Plan in accordance with the provisions of Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), which rule regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the A Shares Plan must be approved annually by a majority of the Trustees and by a majority of the disinterested Trustees. Distribution related expenditures under the A Shares may support the distribution of any class or combination of classes of Shares of the Fund. The A Shares Plan require that quarterly written reports of amounts spent under the A Shares Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The A Shares Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the affected class of shares of the Trust. All material amendments of the A Shares Plan will require approval by a majority of the Trustees and of the disinterested Trustees.

The provisions of the amended A Shares Plan will be the same as the provisions of the current A Shares Plan. If approved by shareholders, the difference between the current A Shares Plan and the amended A Shares Plan will be the amount of the 12b-1 fee for the Fund, which will change from 0.25% to a maximum of 0.35% with a currently authorized fee of 0.30%.

The Fund paid the following amounts as compensation to broker-dealers pursuant to the A Shares Plan:

	Amount Paid Fiscal Year ended March 31, 2012	Amount Paid as a Percentage (%) of the Fund’s average net assets during the Fiscal Year ended March 31, 2012
Large Cap Core Growth Stock Fund	$40,321	[	]

No payments were made under the A Shares Plan by the Fund during its most recent fiscal year end to any person who is an affiliated person of the Fund, or to the Adviser, principal underwriter, administrator, or to an affiliated person of such person, nor did a person receive 10% or more of the aggregate amount paid under the A Shares Plan by the Fund.

The Board of the Trust last approved the A Shares Plan at a meeting held on November 15, 2012. The Board and Trust’s counsel discussed the relevant provisions of the 1940 Act (including Rule 12b-1 thereunder) and court decisions regarding the Board’s fiduciary duties when considering distribution arrangements and the types of information the Trustees may consider relevant in connection with its consideration, including, among other factors, the reasons underlying the need for continuation of the A Shares Plan; the nature of the benefits anticipated from the A SharesPlan and the time period necessary for those benefits to be achieved; and the effect of the A Shares Plan on shareholders.

In recommending that shareholders approve the proposal, the Board considered the benefits of the proposed reorganization to shareholders of the Fund’s A Shares, including continuity within the same share class and lower expected total annual operating expenses after the reorganization. The proposed amendment to the A Shares Plan is necessary to facilitate the reorganization of the Fund’s A Shares into the Acquiring Fund’s A Shares.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS APPROVE THE AMENDMENT TO THE DISTRIBUTION AND SERVICE PLAN FOR A SHARES.

OTHER BUSINESS

The Board does not know of any matters to be presented at the Meeting other than those set forth in this proxy statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

Required Vote

The approval of the proposal requires the affirmative vote of a majority of the outstanding voting securities of the Fund. With respect to the approval, the term “majority of the outstanding voting securities” means the vote of (a) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Fund, whichever is less.

The persons named in the accompanying proxy intend, in the absence of contrary instructions, to vote all proxies on behalf of the shareholder for the approval of the proposal. If you return your proxy but give no voting instructions, your shares will be voted FOR the proposal. If th proposal is not approved by the shareholders of the Fund, the Board will consider an alternative course of action.

ADDITIONAL INFORMATION

Adviser

RidgeWorth Capital Management, Inc., located at 3333 Piedmont Road, Suite 1500, Atlanta, Georgia 30305, serves as the investment adviser to the Fund.

Administrator

State Street Bank and Trust Company, which has its principal business offices at One Lincoln Street, Boston, MA 02111, serves as the Fund’s administrator.

Distributor

RidgeWorth Distributors LLC, located at Three Canal Plaza, Suite 100, Portland, Maine 04101, serves as the Fund’s distributor.

5% Shareholders

As of the Record Date, the following were the only persons who were record owners or, to the knowledge of the Trust, were beneficial owners of 5% or more of the outstanding shares of the A Shares of the Fund:

Class	No. of Shares	Percent of the Class Total Assets held by the Shareholder
Class A
	##	##

As of December 17, 2012, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of beneficial interest of the Fund.

Submission of Shareholder Proposals

The Trust is organized as a business trust under the laws of the Commonwealth of Massachusetts. As such, the Trust is not required to, and does not, have annual meetings. Nonetheless, the Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act, or as required or permitted by the Declaration of Trust and By-Laws of the Trust.

Shareholders who wish to present a proposal for action at a future meeting should submit a written proposal to the Trust for inclusion in a future proxy statement. The Board will give consideration to shareholder suggestions as to nominees for the Board. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

Voting and Other Matters

The presence in person or by proxy of a majority of the outstanding shares of the Fund entitled to vote at the Meeting will constitute a quorum. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and “broker non-votes” (that is, proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners or other persons entitled to vote and for which the brokers or nominees do not have discretionary voting authority) will be treated as shares that are present for the purpose of establishing a quorum, but will not count toward approval of the proposal. For this reason, abstentions and broker non-votes effectively will be a vote against the proposal.

In the event that sufficient votes in favor of the proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a period or periods to permit further solicitation of proxies with respect to the proposal. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. Abstentions and “broker non-votes” will not be counted for or against such proposal to adjourn. The persons named as proxies will vote in favor of adjournments with respect to a proposal those proxies that they are entitled to vote in favor of such proposal. They will vote against any such adjournment those proxies required to be voted against the proposal.

No business other than the matter described above is expected to come before the Meeting, but should any matter incident to the conduct of the Meeting or any question as to an adjournment of the Meeting arise, the persons named in the enclosed proxy card will vote thereon according to their best judgment in the interest of the Trust.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO VOTE BY MAIL, TELEPHONE OR INTERNET, AS EXPLAINED IN THE INSTRUCTION ON YOUR PROXY CARD.

By Order of the Trustees,

/s/ Julia Short
Julia Short
President
RidgeWorth Funds

Dated: January 9, 2013

YOUR VOTE IS IMPORTANT
PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

To vote by Internet

1)      Read the Proxy Statement and have the proxy card below at hand.

2)      Go to website www.proxyvote.com

3)      Follow the instructions provided on the website.

To vote by Telephone

1)      Read the Proxy Statement and have the proxy card below at hand.

2)      Call 1-800-690-6903

3)      Follow the instructions.

To vote by Mail

1)      Read the Proxy Statement.

2)      Check the appropriate boxes on the proxy card below.

3)      Sign and date the proxy card.

4)      Return the proxy card in the envelope provided.

If you vote by Telephone or Internet, you do not need to mail your proxy.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	<XXXXX>1	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

Vote on Proposal
	For	Against	Abstain
1. To approve an Amendment to the Distribution and Service Plan for A Shares to increase the 12b-1 fee applicable to A Shares of the Fund.	☐	☐	☐

Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

RIDGEWORTH FUNDS

RIDGEWORTH LARGE CAP CORE GROWTH STOCK FUND

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

SPECIAL MEETING OF SHAREHOLDERS – February 11, 2013

The undersigned hereby appoints Julie Tedesco and Francine Hayes, or either of them (with full power to act in the absence of the other, each with full power of substitution), as his/her attorneys and proxies to vote and act with respect to all shares of the above referenced fund (the “Fund”), held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 3:00 p.m. Eastern Time, on February 11, 2013, at the offices of RidgeWorth Funds, 3333 Piedmont Road, Suite 1500, Atlanta, Georgia, and at any adjournment thereof (the “Meeting”), and instructs each of them to vote as indicated on the matter referred to in the proxy statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting. If you simply sign this proxy, or don’t vote on the Proposal, your shares will be automatically be voted as the Board of Trustees recommends. Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE